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                                                                    EXHIBIT 21.1

                   BARBEQUES GALORE LIMITED AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

Vilbrent Pty Limited (incorporated under the laws of New South Wales,
Australia)

Barbeques Galore Pty Limited (incorporated under the laws of New South Wales, Australia)

Galore Pty Limited (incorporated under the laws of New South Wales, Australia)(/1/)

The Galore Group (International) Pty Limited (incorporated under the laws of New South Wales, Australia)(/1/)

The Galore Group (U.S.A.), Inc. (a California company)(/2/)

Barbeques Galore, Inc. (a California company)(/3/)

Pool Patio 'N Things, Inc. (a California company)(/3/)

Galore Group Services Pty Limited (incorporated under the laws of New South Wales, Australia)

Pricotech Leisure Brands Pty Limited (incorporated under the laws of New South Wales, Australia)(/4/)

Redgun Pty Limited (incorporated under the laws of New South Wales, Australia)(/4/)

G.L.G. Australia Pty Limited (incorporated under the laws of New South Wales, Australia)(/4/)

Australian Enamellers Pty Limited (incorporated under the laws of New South Wales, Australia)(/5/)

Douglas Manufacturing Pty Limited (incorporated under the laws of New South Wales, Australia)(/5/)

Park-Tec Engineering Pty Limited (incorporated under the laws of New South Wales, Australia)(/5/)

Cook-on-Gas Products (Australia) Pty Limited (incorporated under the laws of New South Wales, Australia)(/4/)

Bosmana Pty Limited (incorporated under the laws of New South Wales, Australia)(/6/)

Cougar Leisure Products Pty Limited (incorporated under the laws of New South Wales, Australia)(/6/)

Galore Group Nominees Pty Limited (incorporated under the laws of New South Wales, Australia)

(/1/) A subsidiary of Barbeques Galore Pty Limited

(/2/) A subsidiary of The Galore Group (International) Pty Limited

(/3/) A subsidiary of The Galore Group (U.S.A.), Inc.

(/4/) A subsidiary of Galore Group Services Pty Limited

(/5/) A subsidiary of G.L.G. Australia Pty Limited

(/6/) A subsidiary of Cook-on-Gas Products (Australia) Pty Limited